Exhibit 99.32

Form No. 5

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re:	Startec Global Operating Company
		)	CHAPTER 11
		)	Case No.01-25009 DK
)
Debtor(s))

MONTHLY OPERATING REPORT
For the Month Ending October 31, 2003

FINANCIAL BACKGROUND INFORMATION

1.                                       ACCOUNTING BASIS:                                                                    Cash                Accrual   X

2.                                       PREPARER:  State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

Prabhav Maniyar, 1151 Seven Locks Road, Potomac, MD  20854
(301) 610-4300

3.                                       EMPLOYEE INFORMATION:

Number of employees paid this period:	128
Current number of employees:	116
Gross monthly payroll:*
Officers, directors, and principals	283,993
Other employees	740,510
All post-petition payroll obligations including payroll taxes are current (Circle One)	YES ☒	NO ☐
Exceptions:

* Represents gross payroll processed and paid during the month ending October  31, 2003.  Actual expense incurred during period shown on Form 6.

4.                                       Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?  Yes / No  If yes, explain:

No.

UNAUDITED
PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

1

5.                                       Are all BUSINESS LICENSES or BONDS current?                                                                           YES

6.                                       PRE-PETITION ACCOUNTS RECEIVABLE:

A. Beginning Balance (previous month’s ending balance)	$2,674,682
B. Collected this Period	$—
C. Offsets/Credits and Reclass	$—
D. Ending Balance (1)	$2,674,682

7.                                       POST-PETITION ACCOUNTS RECEIVABLE:

A. Beginning Balance (previous month’s ending balance)	$17,591,183
B. Incurred this Period	$3,530,326
C. Collected this Period	$(3,658,445)
D. Intercompany billing	$403,985
E. Offsets / Credits / write off / Reclass	$(233,210)
F. Unbilled revenue adjustment	$46,960
G. Ending Balance(1)	$17,680,797

Ending Balance Aging (2):

0-30 Days:	$4,643,903
31-60 Days:	$2,154,147
Over 60 Days:	10,882,747

If there are any post-petition Accounts Receivable over 60 days, provide Schedule AR giving a listing of such accounts and explaining the delinquencies.   See Aging attached to Form 6.

(1) Does not include approximately $150 million in intercompany accounts receivable.  Since the petition date, the Company has collected approximately $13.0 million related to prepetition intercompany accounts receivable.

(2) See aging attached to Form 6

8.                                       POST-PETITION ACCOUNTS PAYABLE:

A. Beginning Balance (previous month’s ending balance)	$11,915,498
B. Incurred this Period	$6,071,902
C. Pay this Period	$(5,875,171)
D. Settlements	$—
E. Offsets/ Credits / Write off	$—
F. Ending Balance	$12,112,229

Ending Balance Aging:

0-30 Days:	$5,155,477
31-60 Days:	$222,468
Over 60 Days:	6,734,283

If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explaining the delinquencies. - See aging attached to Form 6.

9.                                       TAXES:  Are all taxes being paid to the proper taxing authorities when due?  NO (1)

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period.  Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority.  Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

(1) The debtor is currently negotiating with tax authorities on settlement of certain pre-petition taxes that it was authorized to pay. The debtor has paid all known post-petition taxes that became due and payable during the month ending October 31, 2003.

2

10.                                 BANK ACCOUNTS:   Have you changed banks or any other financial institution during this period?  NO

11.                                 Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current?  YES

12.	INSURANCE:	Policy expiration dates:
	Auto and truck	10/1/2004 *
	Fire	10/1/200 4 *
	D&O Insurance	10/31/2004 *
	Liability	10/1/2004 *
	Workers Comp.	10/1/2004 *

* - The insurance policies are held by Startec Global Communication Corporation, Case No. 01-25013 DK

13.                                 ACTIONS OF DEBTOR:  During the last month, did the Debtor:

(a)                                  Fail to defend or opposed any action seeking to dispossess the debtor from control or custody of any asset of the estate?  NO

If yes, explain:

OR  consent to relief from the automatic stay ( S362)?  NO

(b)                                 Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?  YES

If no, explain:

14.                                 TRANSFER OR SALE OF PROPERTY:  Did the Debtor or any person with control over any of Debtor’s assets transfer, convey or abandon any of Debtor’s assets to another party during the period of this report other than as set forth herein ( including sales by creditors)?   NO

If yes, explain:

If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets:

Type of Motion	Brief Description of Asset	Projected Income
$
$

You may attach a copy of the notice of sale in lieu of completing the description.  Indicate if notice(s) attached.   NO

15.                                 PAYMENTS TO SECURED CREDITORS during Reporting Period:

Creditor	Frequency of Payments per Contract	Amount of Each Payment	Next Payment Due	Post-Petition Payments not Made: Numbers and Amounts
Allied Capital Corporation	Monthly		10/1/2002	$246,088
Allied Capital Corporation	Monthly		11/1/2002	$246,088
Allied Capital Corporation	Monthly		12/1/2002	$238,150
Allied Capital Corporation	Monthly		1/1/2003	$246,088
Allied Capital Corporation	Monthly		2/1/2003	$222,273
Allied Capital Corporation	Monthly		3/1/2003	$246,088
Allied Capital Corporation	Monthly		4/1/2003	$246,088
Allied Capital Corporation	Monthly		5/1/2003	$246,088
Allied Capital Corporation	Monthly		6/1/2003	$238,149
Allied Capital Corporation	Monthly		7/1/2003	$246,088
Allied Capital Corporation	Monthly		8/1/2003	$246,088
Allied Capital Corporation	Monthly		9/1/2003	$266,988

3

16.                                 PAYMENTS TO PROFESSIONAL (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:

Professional	Service	Payment Made
Wilmer Cutler Pickering	Bankruptcy Fees	$58,029
Shulman Rogers Gandal Pordy & Ecker	Bankruptcy Fees	$15,884

Note:  If payments were made to any professional during the reporting period, a copy of the order authorizing payment must be attached.

17.                                 QUARTERLY U.S. TRUSTEE FEES  paid during Reporting Period:

Monthly Disbursements:
Month 1 (current quarter)	$6,543,175.01
Month 2 (current quarter)	$—
Month 3 (current quarter)	$—
Total	$6,543,175.01

18.                                 VERIFICATION

I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

Dated:	November 20, 2003	DEBTOR IN POSSESSION
		By:	Prabhav Maniyar
		Name/Title:	Chief Financial Officer, Director and Secretary
		Address:	1151 Seven Locks Road
Potomac, MD 20854
		Telephone:	(301) 610-4300

REMINDER:  Attach copies of debtor in possession bank statements.

4

Form No. 6

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re:	Startec Global Operating Company	)	CHAPTER 11
		)	Case No. 01-25009 DK
)
)

MONTHLY OPERATING REPORT
INCOME STATEMENT
(Business Debtor, Accrual Basis)
For the Month Ended October 31, 2003
(All figures refer to post-petition transactions)

	This Month	Year to Date
A. TOTAL SALES/INCOME	$2,991,595	$29,664,597
COST OF SALES:
Intercompany revenues	$(1,995,970)	$(17,128,417)
Purchased Services	$3,906,714	$36,806,972
B. SUBTOTAL Cost of Sales	$1,910,743	$19,678,556
C. GROSS PROFIT (A - B)	$1,080,851	$9,986,041
OPERATING EXPENSES:
Salaries and Payroll Taxes	$889,805	$9,605,285
Office expense	$153,754	$820,141
Education /Training	$1	$3,469
Professional Fees	$76,436	$387,796
Rent and Facilities Expense	$153,010	$1,435,161
Sales and Marketing	$373,019	$2,562,171
Travel	$8,307	$278,833
Other Operating Expenses incl. Year end adjustments	$6,528	$136,012
Billing Fees	$67,905	$889,315
Taxes/fees other than income taxes	$23,589	$217,558
Allocated to Affiliates	$(475,633)	$(5,908,762)
D. SUBTOTAL Operating Expenses	$1,276,720	$10,426,978
E. PROFIT/LOSS FROM OPERATION (C-D)	$(195,869)	$(440,937)
Other Income (Expenses)
Interest Expense	$(259,415)	$(2,498,087)
Interest Income	$6,234	$47,004
Other Non-Operating Income & Expense	$3,000	$49,413
Gain on Pre Petition Settlements	$—	$(73,756)
Gain / Loss on Foreign Currency Exchange	$(559)	$(1,951)
Depreciation and amortization	$(771,777)	$(8,305,174)
Gain/ (Loss) on Impairment of PCI (1)	$—	$(9,082,225)
Equity earnings in subs	$—	$7,789
F. SUBTOTAL Other Income (Expenses)	$(1,022,517)	$(19,856,987)
G. Income Tax Expense	—	—
H. NET INCOME (LOSS) (E+F)	$(1,218,386)	$(20,297,924)

(1)  Includes a “Loss on  Impairment”  of approximately $7.8 million relating to certain cable assets recognized in June 2003, and the sale of PCI Communications, Inc., a wholly owned subsidiary of Startec Global Communication Corporation. Subsequently, Startec Global Operating received $443,208 cash from  PCI and was recognized as a gain on impairment of PCI.   See Schedule A & B  attached to June 2003 Monthly Operating Reports (MOR’s) for explanation.

UNAUDITED
PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

NOTE:              Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

Case Number 01-25009     Debtor: Startec Global Operating Company
SCHEDULE AR (Accounts Receivable)
As of October 31, 2003
(List Post-Petition Receivables Only)(1)

Debtor (Due From)	Total Due	Date Incurred	Past Due 31-60 Days	Past Due Over 60 Days
Retail	8,915,228	Daily	1,753,094	3,125,009
Commercial	8,765,569	Daily	401,053	7,757,738

Total	17,680,797

NOTE:              Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

(1) Due to voluminous nature of aging reports, accounts receivable aging information is presented in summary form. Detailed aging are available upon request.

Case Number 01-25009     Debtor: Startec Global Operating Company
SCHEDULE AP (Accounts Payable)
As of October 31, 2003
(List Post-Petition Payables Only) (2)

Due To	Total Due	Date Incurred	Past Due 31-60 Days	Past Due Over 60 Days
Trade vendors (3)	$12,112,229	Daily	222,468	6,734,283

NOTE:              Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

(2) Due to voluminous nature of aging reports, accounts payable aging information is presented in summary form. Detailed aging are available upon request.

(3) Trade vendor balances are stated gross of prepayments and offsets included in current assets on the balance sheet.

Form No. 8

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re:	Startec Global Operating Company	)	CHAPTER 11
		)	Case No.	01-25009 DK
)
Debtors (s))

CASH RECONCILIATION REPORT
Operating Account
(Business Debtor, Accrual Basis)

For the Month Ending October 31, 2003
(All figures refer to post-petition transactions)

	Operating Account	Totals
A. Beginning Cash Balance from Balance Sheet		$594,078
B. Net Income for month		$(1,218,386)
Expenses not requiring cash:
Depreciation	$771,777
Prior period adjustments	$—
Other Non-cash Expenses	$—
Debt Settlement (Gain) or Loss	$—
C. SUBTOTAL Expenses Not Requiring Cash		$771,777
D. Total Cash from Operations (A+B+C)		$147,469
Other Sources/Uses of Cash:
Decrease (Incr) - Accounts Receivable	9,816
Decrease (Incr) - Receivables from employees and affiliates	579,247
Decrease (Incr) - Other receivables	(7,138)
Decrease (Incr) Prepayments/Deposits	(208,887)
Decrease (Incr) – Equipment	(26,675)
Increase (Decr) - Accounts Payable	(277,551)
Increase (Decr) - Accrued Expenses	(26,955)
Increase (Decr) - DIP financing
Increase (Decr) - Vendor Financing CIT,IBM,	(25,999)
E. Subtotal Other Sources/Uses of Cash		$15,857
F. Ending Cash Balance (D+E)		$163,326
Ending Balance per Bank Statement:
SunTrust		—
SunTrust		815,091
Merrill Lynch		348,598
Huntington Lockbox account		128,684
Chevy Chase operating		4,741
Chevy Chase payroll		8,774
Chevy Chase Employee Insurance account		—
Chevy Chase restricted investment
Cash on Hand		17,810
State Bank of India		180,000
Total Ending Balance per Bank Statement	$1,503,698
Less Outstanding Checks:
SunTrust		1,244,319
First Union		87,154
Huntington Lockbox account		—
Chevy Chase payroll		7,975
Chevy Chase Employee Insurance account		—
First Union		11,663
Total Outstanding Checks	$1,351,111
Add: Deposits in Transit:
Merrill Lynch		—
Chevy Chase account		—
SunTrust		—
SunTrust		10,739
Total Deposits in Transit	$10,739
G. RECONCILIED BANK BALANCE		$163,326

Ending Cash Balance (F) and Reconcilied Bank Balance (G) Should be Equal.

Attach Bank Statements.

UNAUDITED
PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

Form No. 9

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re:	Startec Global Operating Company	)	CHAPTER 11
		)	Case No.	01-25009 DK
)
Debtors (s))

CASH RECONCILIATION REPORT
Payroll and Tax Accounts
(Business Debtor, Accrual Basis)

For the Month Ending October 31, 2003
(All figures refer to post-petition transactions)

	Payroll Account		Tax Account
A. Beginning Cash Balance from Balance Sheet		$3,000.00	$
B. Cash Receipts	$		$
C. Transfers from Operating Accounts		$693,960	$
D. Other:	$		$
E. Other:	$		$
F. TOTAL CASH RECEIPTS (A+B+C+D+E)		$696,960		$—
G. Cash Available
Cash Disbursements:
Net Payroll Paid		$(694,959)	$
Bank Service Charges		$—	$
Other: Payroll check wired from incorrect acct	$		$
H. SUBTOTAL Disbursements		$(694,959)	$
I. Ending Cash Balance (F+G-H)		$2,000		$—
Ending Balance per Bank Statement		$8,774	$
Less Outstanding Checks		$(6,774)
Add Deposits in Transit		$—
J. RECONCILIED BANK BALANCE		$2,000		$—

Ending Cash Balance (I) and Reconcilied Bank Balance (J) Should be Equal.

Attach Bank Statements.

UNAUDITED
PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

Form No. 10

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re:	Startec Global Operating Company	)	CHAPTER 11
		)	Case No.01-25009 DK
)
)

BALANCE SHEET

As of October 31, 2003

	Asset	Total
Current Assets:
Cash	$163,326
Pre-Petition Acct. Receivables	$2,674,682
Post-Petition Acct. Receivables	$17,680,797
Allowance for Doubtful Accounts	$(11,914,292)
Receivables from Officers, Employees, Affiliates (6)	$139,663,479
Other Current Assets:
Deposits	$1,285,923
Prepaids	$3,466,778
Other Accounts Receivable	$961,046

A. SUBTOTAL Current Assets		$153,981,739
Fixed Assets:
Equipment, Furniture & Fixtures	$53,386,093
Less: Accumulated Depreciation	$(19,826,704)
B. SUBTOTAL Fixed Assets		$33,559,390
Other Assets: (Identify)
Licenses and other intangibles	$25,604
Restricted securities	$—

C. SUBTOTAL Other Assets		$25,604
D. TOTAL ASSETS (A+B+C) (1)		$187,566,733

	Liability	Total
Post-Petition Liabilities:
Accounts Payable	$11,729,971
Accrued expenses	$3,811,924
DIP Financing	$27,925,942
E. SUBTOTAL Post-Petition Liabilities		$43,467,837
Pre-Petition Liabilities:
Priority Claims (3)
Secured Debts (2), (4)	$13,572,222
Unsecured Liabilities	$43,700,801
F. SUBTOTAL Pre-Petition Liabilities		$57,273,023
Stockholders’ Equity (Deficit):
Common Stock	$—
Unearned Compensation	$4,225
Accumulated Other Comprehensive Loss	$(115,477)
Additional Paid-in Capital	$239,080,857
Retained Earnings (deficit):
Pre-Petition	$(100,085,100)
Post-Petition	$(52,058,631)
G. SUBTOTAL Stockholders’ Equity (5)		$86,825,873
H. TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (E+F+G)		$187,566,733

(1)  Represents the carrying value of assets.  Does not include any adjustments to reflect current market value or any adjustments associated with our audits for the years ending December 31, 2001 and December 31, 2002 , which have not been completed. The debtor may make further adjustments pertaining to years ending  December 31, 2001 and December 31, 2002, such adjustments may result in additional charges not reflected above.

UNAUDITED
PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

(2)  Pre-Petition, the debtor pledged as collateral all of its assets to secure a debt owed by the debtor’s parent company to NTFC Capital Corporation.  The balance of this obligation (including unpaid interest) was approximately $43.2 million as of October 31, 2003.Pursuant to G.A.A.P. debtor continues to accrue interest on its secured debts.

(3)  In the debtor’s Schedule of Assets and Liabilities, the debtor acknowledged the existence of priority claims, however the amount is unknown as of October 31, 2003.

(4)  Startec Global Operating Company and Startec Global Licensing Company are jointly indebted to Allied for $20.0 million in principal amount (the “Allied Facility”).  A portion of the Allied Facility equal to $10 million is jointly secured by the accounts receivable of Startec Operating and Startec Licensing (subordinate to NTFC’s lien thereon), and the remaining $10 million is unsecured.  For bookkeeping purposes, the debt is divided evenly between the co-debtors.

(5)  Includes prior period adjustments that were the result of the Company’s ordinary year-end close procedures.   The Company will restate its Monthly Operating Report for the months ending December 31, 2001 and December 31, 2002 after the audits for the years ending December 31, 2001 and December 31, 2002 have been completed.

(6)  In November 2002, the debtor was advanced an additional $1.9 million under the DIP financing to purchase a loan made to its affiliate, Vancouver Telephone Company from Coast Business Credit.

Form No. 12

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re:	Startec Global Operating Company	)	CHAPTER 11
		)	Case No.01-25009 DK
)
)

Cash Disbursements Summary Report

For the Month Ending October 31, 2003

Total Disbursements from Operating Account (Note 1)	$(5,875,171.31)
Total Disbursements from Self Funded Medical Insurance Account	$—
Total Disbursements from Payroll Account (Note 2)	$(668,003.70)
Total Disbursements from Tax Escrow Account (Note 3)
Total Disbursements from other Account (Note 4)	$—
Grand Total Disbursements from all Accounts	$(6,543,175.01)

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account.  Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account.  Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account.  Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtor’s behalf (for example, disbursements made from a law firm’s escrow account as a result of a sale of property.)